Supplement dated February 28, 2018, to the following statement of additional information, as previously amended or supplemented:

American Beacon U.S. Government Money Market Select Fund
Statement of Additional Information dated April 28, 2017

Effective March 1, 2018, Resolute Investment Distributors, Inc. will become the principal underwriter of the American Beacon Select Funds, replacing Foreside Fund Services, LLC.  Accordingly, the changes set forth below are effective March 1, 2018:
In the "Management, Administrative and Distribution Services – The Distributor" this section is deleted and replaced with the following:
Resolute Investment Distributors, Inc. ("RID" or "Distributor"),  located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is the distributor and principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  The Distributor is an affiliate of the Manager. Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund's shares.
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